Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Smithway Motor Xpress Corp. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. Larry Owens, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ G. Larry Owens
                             ----------------------------------------
                             G. Larry Owens
                             Chief Financial Officer
                             November 13, 2003

A signed original of this written statement required by Section 906 has been provided to Smithway Motor Xpress Corp. and will be retained by Smithway Motor Xpress Corp. and furnished to the Securities and Exchange Commission or its staff upon request.